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                                                                 ARTHUR ANDERSEN

                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statements on Form S-8 of our report dated March 10, 1999 relating to the consolidated financial statements of SMTC Corporation (formerly HTM Holdings, Inc.) which appear in SMTC Corporation's Registration Statement on Form S-1, as amended (File No. 333-33208).


                                        /s/ Arthur Andersen LLP
Denver, Colorado,
August 18, 2000.